UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
AMENDMENT NO. 1 TO
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 31, 2006
SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama (Address of Principal Executive Offices)	35203 (Zip Code)
(205) 327-1400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On August 31, 2006, Superior Bancorp completed the acquisition of Kensington Bankshares, Inc., which was merged with and into Superior Bancorp. As a result of the merger, Superior Bancorp will operate the 12 banking locations in the State of Florida previously owned by Kensington Bankshares. The combination of the two community bank holding companies creates a banking franchise totaling $1.8 billion in assets that serves its customers through 38 banking offices from Huntsville, Alabama to Tampa, Florida.
     As a result of the merger, Kensington Bankshares shareholders will receive 1.60 shares of Superior Bancorp common stock for each share of Kensington Bankshares stock they own. Based on Superior Bancorp’s closing share price on August 31, the total value of the merger is $72.6 million.
     Prior to completion of the merger, there were no material relationships among Superior Bancorp or any of its affiliates and Kensington Bankshares or any of its affiliates except in respect of the merger.
     This Amendment No. 1 to Current Report on Form 8-K is being filed to include the pro forma financial information described under Item 9.01(b) below.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
     On August 31, 2006, Superior Bancorp issued a press release announcing the completion of the Kensington Bankshares merger. The text of the press release is attached to this report as Exhibit 99. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a documents filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (a)   Financial Statements of businesses acquired
     The financial statements of Kensington Bankshares, Inc. required by Item 9.01(a) of Form 8-K have been filed under Item 7 of Kensington Bankshares, Inc.’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and Part I, Item 1 of Kensington Bankshares, Inc.’s Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2006 (Commission File No. 2-78572) and are hereby incorporated herein by reference.
     (b)   Pro Forma Financial Information
     The pro forma financial information required by Item 9.01(b) of Form 8-K is included in this Amendment No. 1 on Form 8-K/A to Current Report on Form 8-K immediately following the signature page hereto.
     (c)   Exhibits

Exhibit 2	Agreement and Plan of Merger between Kensington Bankshares, Inc. and The Banc Corporation, dated March 6, 2006, filed as Exhibit 10 to The Banc Corporation’s Current Report on Form 8-K dated March 6, 2006, is hereby incorporated herein by reference.

Exhibit 99	Press Release of Superior Bancorp dated August 31, 2006, filed as Exhibit 99 to Superior Bancorp’s Current Report on Form 8-K dated August 31, 2006, is hereby incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

Date: October 31, 2006	By:	/s/Rick D. Gardner

Rick D. Gardner
Chief Operating Officer

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION
     The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of Superior Bancorp and Kensington Bankshares and has been prepared to illustrate the effects of the merger of Kensington Bankshares with and into Superior Bancorp. The unaudited pro forma condensed consolidated statement of financial condition as of June 30, 2006 and the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2006 and for the year ended December 31, 2005 give effect to this merger, accounted for under the purchase method of accounting.
     The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2006 has been derived from the unaudited interim financial statements of Superior Bancorp and Kensington Bankshares included or incorporated by reference in the reports filed by such companies with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005 is based on the audited financial statements of Superior Bancorp and Kensington Bankshares included or incorporated by reference in such reports. These unaudited pro forma condensed consolidated statements of operations give effect to the transaction as if it had been consummated as of January 1, 2005. The unaudited pro forma condensed consolidated financial statements do not give effect to any anticipated cost savings or revenue enhancements in connection with the transaction.
     The unaudited pro forma condensed consolidated financial statements should be considered together with the historical financial statements of Superior Bancorp and Kensington Bankshares, including the respective notes to those statements, included or incorporated by reference in the reports filed by such companies with the SEC. The pro forma information is based on certain assumptions described in the accompanying Note to Unaudited Condensed Consolidated Pro Forma Financial Information and does not necessarily indicate the consolidated financial position or the results of operations in the future or the consolidated financial position or the results of operations that would have been realized had the merger transaction been consummated during the periods or as of the date for which the pro forma information is presented.

Superior Bancorp and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition
As of June 30, 2006

	Historical
			Pro Forma
		Kensington	Acquisition
	Superior Bancorp	Bankshares	Adjustments		Pro Forma Combined
	(In thousands, except per share data)
Assets
Cash and due from banks	$22,712	$3,721	$(1,447)	b	$24,886
			(100)	c
Interest bearing deposits in other banks	5,191	—	—		5,191
Federal funds sold	9,055	7,355	—		16,410
Investment securities	233,554	184,132	(6,189)	b	411,497
Tax lien certificates	6,054	—	—		6,054
Mortgage loans held for sale	23,142	—	—		23,142
Loans, net of unearned income	1,080,713	136,414	(492)	b	1,216,635
Less: Allowance for loan losses	(12,311)	(1,011)	—		(13,322)

Net loans	1,068,402	135,403	(492)		1,203,313

Premises and equipment, net	59,452	5,798	(160)	b	65,090
Accrued interest receivable	7,593	2,660	—		10,253
Stock in FHLB	11,847	—	—		11,847
Cash surrender value of life insurance	39,841	—	—		39,841
Goodwill and intangible assets	11,998	—	3,500	b	60,993
			45,495	b
Other assets	32,386	833	1,945	b	35,164

Total assets	$1,531,227	$339,902	$42,552		$1,913,681

Liabilities and Stockholders’ Equity
Deposits	$1,140,265	$279,088	$(968)	b	$1,418,385
Advances from FHLB	201,090	—	—	b	201,090
Federal funds borrowed and security repurchase agreements	30,975	30,696	—		61,671
Long-term debt	3,650	—	—		3,650
Junior subordinated debentures owed to unconsolidated subsidiary trusts	31,959	—	—		31,959
Accrued expenses and other liabilities	17,358	1,394	1,010	b	19,762

Total liabilities	1,425,297	311,178	42		1,736,517

Stockholders’ Equity
Common stock	20	37	(37)	a	26
			6	b
Surplus	88,986	21,112	7,612	a	160,214
			42,604	b
			(100)	c
Retained earnings	23,618	7,575	(7,575)	a	23,618
Accumulated other comprehensive loss	(4,949)	—	—		(4,949)
Treasury stock, at cost	(310)	—	—		(310)
Unearned ESOP stock	(1,435)	—	—		(1,435)

Total stockholders’ equity	105,930	28,724	42,510		177,164

Total liabilities and stockholders’ equity	$1,531,227	$339,902	$42,552		$1,913,681

Number of common shares outstanding	20,171	3,711	6,230	b	26,401

Total book value per common share	$5.25	$7.74			$6.71

Tangible book value per common share	$4.66	$7.74			$4.40

Equivalent pro forma book value per common share for Superior common shares exchanged for Kensington Bankshares common shares					$10.74

a — To eliminate equity of Kensington Bankshares.

b — To record issuance of common stock and cash payments to purchase 100% of Kensington Bankshares; to record assets acquired and liabilities assumed at their estimated fair market values and related merger and transaction costs. See Note 1 to Unaudited Proforma Condensed Consolidated Financial Information for detail.

c — To record estimated direct costs of issuing common stock.

Professional fees	$50
Printing costs	50

	$100

Superior Bancorp and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six-Months Ended June 30, 2006

	Historical
			Pro Forma
		Kensington	Acquisition		Pro Forma
	Superior Bancorp	Bankshares	Adjustments		Combined
	(In thousands, except per share data)

Interest income	$45,257	$9,901	$701	a	$55,821
			(38)	d
Interest expense	24,841	5,076	—		29,917

Net interest income	20,416	4,825	663		25,904

Provision for loan losses	1,300	—	—		1,300

Net interest income after provision for loan losses	19,116	4,825	663		24,604

Noninterest income	5,329	169	—		5,498

Noninterest expenses
Salaries and employee benefits	11,671	1,509	—		13,180
Occupancy, furniture and equipment expense	3,586	552	(16)	f	4,122
Other operating expenses	6,208	925	375	b	7,508

Noninterest expenses	21,465	2,986	359		24,810

Income before income taxes	2,980	2,008	304		5,292

Income tax expense	856	710	112	c	1,678

Net income	$2,124	$1,298	$192		$3,614

Basic net income per common share	$0.11	$0.35			$0.14

Diluted net income per common share	$0.10	$0.35			$0.13

Weighted average common shares outstanding	20,073	3,711	6,230	e	26,303

Weighted average common shares outstanding, assuming dilution	20,716	3,725	6,230	e	26,946

Pro forma equivalent net income per common share for Superior common shares exchanged for Kensington Bankshares common shares
Basic					$0.22

Diluted					$0.21

a — To record amortization of fair value adjustment of loans and investments over a 3 to 5 year period using straight-line and accelerated methods which approximate the interest method.

b — To record amortization of core deposit intangible over a 7 year period using an accelerated method.

Amortization
Year 1	$875
Year 2	750
Year 3	625
Year 4	500
Year 5	375
Year 6	250
Year 7	125

$3,500

c — To record the tax effect of adjustments at a 37% marginal tax rate.

d — Adjust interest income for loss of earnings due to cash payments at the federal funds rate of 5%.

e — Common stock issued to acquire Kensington Bankshares.

f — To record reduction in depreciation expense related to decrease in carrying value of equipment and software:

Superior Bancorp and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2005

	Historical
			Pro Forma
		Kensington	Acquisition		Pro Forma
	Superior Bancorp	Bankshares	Adjustments		Combined
	(In thousands, except per share data)
Interest income	$77,280	$16,058	$1,484	a	$94,745
			(77)	e

Interest expense	38,255	6,247	968	b	45,470

Net interest income	39,025	9,811	439		49,275

Provision for loan losses	3,500	—	—		3,500

Net interest income after provision for loan losses	35,525	9,811	439		45,775

Noninterest income	14,697	257	—		14,954

Noninterest expenses
Salaries and employee benefits	23,104	3,017	—		26,121
Occupancy, furniture and equipment expense	7,680	1,330	(32)	g	8,978
Management separation costs	15,467	—	—		15,467
Other operating expenses	14,369	1,083	875	c	16,327

Noninterest expenses	60,620	5,430	843		66,893

Income (loss) before income taxes	(10,398)	4,638	(404)		(6,164)

Income tax expense (benefit)	(4,612)	1,758	(149)	d	(3,003)

Net income (loss)	(5,786)	2,880	(255)		(3,161)
Preferred stock dividends	305	—	—		305
Effect of early conversion of preferred stock	2,006	—	—		2,006

Net income (loss) available to common shareholders	$(8,097)	$2,880	$(255)		$(5,472)

Basic net income (loss) per common share	$(0.42)	$0.78			$(0.22)

Diluted net income (loss) per common share	$(0.42)	$0.78			$(0.22)

Weighted average common shares outstanding	19,154	3,710	6,230	f	25,384

Weighted average common shares outstanding, assuming dilution	19,154	3,710	6,230	f	25,384

Pro forma equivalent net loss per common share for Superior common shares exchanged for Kensington Bankshares common shares

Basic					$(0.35)

Diluted					$(0.35)

a — To record amortization of fair value adjustment of loans and investments over a 3 to 5 year period using straight-line and accelerated methods which approximate the interest method.

b — To record amortization of fair value adjustment of deposits over a 1 year period using an accelerated method which approximates the interest method.

c — To record amortization of core deposit intangible over a 7 year period using an accelerated method.

d — To record the tax effect of adjustments at a 37% marginal tax rate.

e — Adjust interest income for loss of earnings due to cash payments at the federal funds rate of 5%.

f — Common stock issued to acquire Kensington Bankshares.

g — To record reduction in depreciation expense related to decrease in carrying value of equipment and software:

Note 1 — Unaudited Pro Forma Condensed Consolidated Financial Information

(In thousands, except per share data)

Pro forma outstanding shares of acquired corporation	3,711
Exchange ratio per merger agreement	1.6000

Superior Bancorp shares to be issued for outstanding shares	5,938
Superior Bancorp shares to be issued for outstanding options	292	b

Total Superior Bancorp shares to be issued	6,230
Fair value of Superior Bancorp stock	$11.45	a

Fair value of stock to be issued	$71,334
Pro forma transaction costs	528	c

Total pro forma purchase price	71,862

Net assets of acquired corporation per historical financial statements	28,724

Increase (decrease) in net assets to be acquired to reflect certain pro forma premerger transactions
Merger costs	(919)	d

Pro forma net assets to be acquired	27,805

Purchase accounting adjustments to carrying value of asset or liability:(k)
Investments	(6,189)
Loans	(492)
Equipment and software	(160)
Core deposit intangible	3,500	e
Other assets — Florida bank charter to be sold	1,100
Deposits	968
Contractual obligations	(760)	f
Severance benefits	(250)
Other assets — deferred income taxes	845	g

Net pro forma purchase accounting adjustments	(1,438)

Goodwill	$45,495

a — Based on the closing stock price several days prior to and after the agreement was reached and announced.

b — Pro forma amount of shares to be exchanged for Kensington’s Bankshares stock options.

Per Option Value as defined in agreement
Dollar per option	$18.288
Less: Weighted average exercise price per option	8.140

Per Option Value	$10.148

Total stock options outstanding	329

Total stock options outstanding times Per Option Value	$3,339
Divided by per share amount per merger agreement	11.43

Total shares to be exchanged for options	292

c — The following pro forma merger costs are expected to be incurred by Superior Bancorp:

Professional fees	$150
Investment banking	267
Consulting	111

	$528

d — The following pro forma merger costs are expected to be incurred by Kensington Bankshares:

Professional fees	$163
Investment banking	756

	$919

e — Estimated to be approximately 4.0% of non-time deposits for Kensington Bankshares.

f — Pro forma contractual obligations related to data processing.

g — Assumes 37% marginal tax rate.

h — These purchase accounting adjustments are preliminary estimates and are subject to change primarily as a result of changes in market interest rates.